ARMT0405_v2 - Price/Yield - 3A1                                                                                 Full Coupon 7s

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Balance                $112,900,000.00   Delay                       24   WAC(3)          5.5182422   WAM(3)               358
Coupon                          5.0433   Dated                12/1/2004   NET(3)           5.043316   WALA(3)                2
Settle                        1/7/2005   First Payment        1/25/2005
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* PAYS GROUP NET WAC LESS [0.0000%] THROUGH MONTH 59, THEN NET WAC LESS [0.00]%. EFFECTIVE NET MARGIN EQUALS APPROX.
[2.0186]% RUN TO EARLIEST OF EACH UNDERLYING LOAN'S RESET AND 10% CALL       (CALC. AS OF CUT-OFF DATE COLLATERAL INFORMATION)

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                            10 CPB -     15 CPB -      20 CPB -      25 CPB -     30 CPB -     40 CPB -     50 CPB -
         Price              Call (N)     Call (N)      Call (N)      Call (N)     Call (N)     Call (N)     Call (N)
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       99-22 4/8            5.0870       5.0852        5.0832        5.0809       5.0782       5.0718       5.0637
       99-26 4/8            5.0554       5.0479        5.0396        5.0301       5.0191       4.9926       4.9592
       99-30 4/8            5.0238       5.0107        4.9961        4.9794       4.9601       4.9137       4.8550
       100-02 4/8           4.9922       4.9735        4.9527        4.9288       4.9013       4.8349       4.7511
       100-06 4/8           4.9608       4.9364        4.9094        4.8783       4.8426       4.7564       4.6475
       100-10 4/8           4.9293       4.8994        4.8662        4.8279       4.7840       4.6781       4.5442
       100-14 4/8           4.8980       4.8625        4.8231        4.7777       4.7256       4.6000       4.4412
       100-18 4/8           4.8666       4.8256        4.7801        4.7276       4.6674       4.5221       4.3386
       100-22 4/8           4.8354       4.7888        4.7372        4.6776       4.6092       4.4444       4.2362
       100-26 4/8           4.8042       4.7521        4.6943        4.6277       4.5513       4.3670       4.1341
       100-30 4/8           4.7731       4.7154        4.6516        4.5779       4.4935       4.2897       4.0323
       101-02 4/8           4.7420       4.6789        4.6090        4.5283       4.4358       4.2127       3.9308
       101-06 4/8           4.7109       4.6424        4.5664        4.4787       4.3782       4.1358       3.8296
       101-10 4/8           4.6800       4.6059        4.5239        4.4293       4.3208       4.0592       3.7287
       101-14 4/8           4.6491       4.5696        4.4816        4.3800       4.2636       3.9828       3.6281
       101-18 4/8           4.6182       4.5333        4.4393        4.3308       4.2065       3.9066       3.5278
       101-22 4/8           4.5874       4.4971        4.3971        4.2817       4.1495       3.8306       3.4278
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          WAL               4.66         3.91          3.31          2.81         2.39         1.75         1.30
    Principal Window       Jan05 -      Jan05 -       Jan05 -       Jan05 -      Jan05 -      Jan05 -      Jan05 -
                           Nov11        Nov11         Nov11         Nov11        Nov11        Nov11        Nov11
   Principal # Months        83           83            83            83           83           83           83
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       LIBOR_1MO            2.3060       2.3060        2.3060        2.3060       2.3060       2.3060       2.3060
       LIBOR_6MO            2.6325       2.6325        2.6325        2.6325       2.6325       2.6325       2.6325
       LIBOR_1YR            2.9600       2.9600        2.9600        2.9600       2.9600       2.9600       2.9600
        CMT_1YR             2.6017       2.6017        2.6017        2.6017       2.6017       2.6017       2.6017
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          SWAP               Mat         0.25YR        0.50YR         1YR          1.5yr         2YR         3YR     4YR     5YR
                             Yld         2.4188        2.6325        2.9600       3.1560        3.3520       3.6280 3.8690 4.0840
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Note: Assumes estimated Initial Subordination to AAA of 7.00%. Subject to +/- 1.00% variance

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool.
 Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.
 Investors should rely on the information contained in or filed in connection with the                 01-Dec-04
 prospectus / prospectus supplement.                                             SALE! - Subject to 10% Variance